                                   AMENDMENT NO. 1
                               PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

     Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

                                 SECTION 9. NOTICES.

     Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

                              SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                              CLARENDON INSURANCE AGENCY, INC.
                              One Sun Life Executive Park
                              Wellesley Hills, MA 02481
                              Facsimile: (781) 237-0707
                              Attention Maura A. Murphy, Esq.

                              AIM VARIABLE INSURANCE FUNDS, INC.
                              A I M DISTRIBUTORS, INC.
                              11 Greenway Plaza, Suite 100
                              Houston, Texas 77046
                              Facsimile: (713) 993-9185
                              Attention: Nancy L. Martin, Esq.


     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                      SCHEDULE A

----------------------------------------------------------------------------------------------------
  FUNDS AVAILABLE UNDER THE               SEPARATE ACCOUNTS        CONTRACTS FUNDED BY THE SEPARATE
           POLICIES                       UTILIZING THE FUNDS                 ACCOUNTS
----------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund     Sun Life of Canada (U.S.)   - FUTURITY VARIABLE ANNUITY
AIM V.I. Growth Fund                   Variable Account F            CONTRACT
AIM V.I. Growth and Income Fund                                    - FUTURITY II VARIABLE ANNUITY
AIM V.I. International Equity Fund                                   CONTRACT
----------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:
               --------------------

                                          AIM VARIABLE INSURANCE FUNDS, INC.


Attest:                                   By:
       -------------------------------          --------------------------------
Name:  Nancy L. Martin                    Name:  Robert H. Graham
Title: Assistant Secretary                Title: President


(SEAL)
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                                          A I M DISTRIBUTORS, INC.


Attest:                                   By:
       -------------------------------          --------------------------------
Name:  Nancy L. Martin                    Name:  Michael J. Cemo
Title: Assistant Secretary                Title: President


(SEAL)


                                          SUN LIFE ASSURANCE COMPANY OF
                                          CANADA (U.S.)


Attest:                                      By:
       -------------------------------             -----------------------------
Name:                                        Name:
       -------------------------------             -----------------------------
Title:                                       Title:
       -------------------------------             -----------------------------


(SEAL)


                                             CLARENDON INSURANCE AGENCY, INC.


Attest:                                      By:
       -------------------------------             -----------------------------
Name:                                        Name:
       -------------------------------             -----------------------------
Title:                                       Title:
       -------------------------------             -----------------------------


(SEAL)


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